UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34217	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement	2

Item 3.03. Material Modification of Rights of Security Holders	5

Item 8.01. Other Events	6

Item 9.01. Financial Statements and Exhibits	7

SIGNATURE

EXHIBIT INDEX

Ex-2.1 Agreement and Plan of Merger, dated as of July 20, 2011.

Ex-4.1 Amendment No. 1 to Rights Agreement, dated as of July 20, 2011.

Ex-4.2 Amendment to Purchase Agreement, dated as of July 20, 2011.

Ex-10.1 Amendment to Collaborative Research and License Agreement, dated as of July 20, 2011.

Ex-99.1 Press Release dated July 20, 2011.

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On July 20, 2011, Icagen, Inc., a Delaware corporation (“Icagen” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pfizer Inc., a Delaware corporation (“Parent”), and Eclipse Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof:

•

Purchaser will commence a tender offer (the “Offer”) no later than August 3, 2011 to acquire all of the outstanding shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) at a purchase price of $6.00 per share, net to the holder in cash (the “Offer Price”), subject to any required withholding of taxes, and

•

as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. In the Merger, each share of Common Stock remaining outstanding following the consummation of the Offer, other than shares of Common Stock held by Parent or its subsidiaries or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive cash in an amount equal to the Offer Price.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.

Concurrently with the execution of the Merger Agreement, Venrock Associates and Venrock Associates II, L.P. (“Venrock”) and all of the Company’s directors and executive officers entered into a Tender and Voting Agreement with Parent and Purchaser (the “Voting Agreement”) pursuant to which Venrock and each such director and executive officer agreed, among other things, to tender all shares of Common Stock beneficially owned by each such party in the Offer and to be subject to additional restrictions with respect to each such party’s shares of Common Stock prior to the closing of the Merger.

The obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement. In addition, it is a condition to Purchaser’s obligation to accept for payment and pay for the shares of Common Stock tendered in the Offer that the number of the outstanding shares of the Common Stock that have been validly tendered and not properly withdrawn, together with any shares of the Common Stock owned by Parent and its subsidiaries (including Purchaser), equals at least a majority of the Company’s outstanding Common Stock on a fully-diluted basis (as determined in accordance with the Merger Agreement, which includes all outstanding shares of Common Stock plus the shares of Common Stock issuable pursuant to Restricted Stock Units (“RSUs”) and shares of Common Stock that the Company may be required to issue pursuant to options or warrants, whether or not vested and whether or not their exercise prices are less than the Offer Price). Neither the Offer nor the Merger is subject to a financing condition.

The closing of the Merger is subject to customary closing conditions. The parties have agreed that if, following completion of the Offer, Parent and its subsidiaries (including Purchaser), own at least 90% of the outstanding shares of the Common Stock, the Merger will be completed without a meeting of the Company’s stockholders, pursuant to Delaware’s “short-form” merger statute.

The Company has agreed to use commercially reasonable efforts to operate its business in the ordinary course until the effective time of the Merger (the “Effective Time”) or the earlier termination of the Agreement. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposal, subject to the fulfillment of certain fiduciary requirements of the Company’s Board of Directors. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $ 2.25 million.

Pursuant to the Merger Agreement, the Company has granted to Purchaser an option (the “Top-Up Option”) to purchase the number of shares of Common Stock that, when added to the number of shares of the Common Stock owned by Parent and its subsidiaries (including Purchaser) immediately prior to such exercise, shall constitute one share more than 90% of the number of shares of Common Stock outstanding after such exercise. The per share exercise price of the Top-Up Option is equal to the Offer Price. The number of Shares subject to the Top-Up Option, however, is limited to the aggregate number of shares of Common Stock held as treasury shares by the Company or its subsidiaries and the number of authorized and unissued shares of Common Stock that are not otherwise reserved. The Top-Up Option will terminate concurrently with the termination of the Merger Agreement.

The Merger Agreement provides that each option to purchase Common Stock (an “Option”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled immediately prior to the Merger in exchange for a cash payment to be made by Parent as soon as practicable following the Effective Time equal to the excess of the Offer Price over the exercise price of the Option, multiplied by the number of shares of Common Stock underlying the Option. Options with exercise prices greater than or equal to the Offer Price will be cancelled without any payment being made in respect thereof.

The Merger Agreement provides that each RSU that is outstanding immediately prior to the time that the shares tendered in the Offer are accepted for payment by the Purchaser shall vest. At the Effective Time, each share of Common Stock issued with respect to such former RSU shall be converted into the right to receive $6.00 in cash in connection with the Merger.

Each warrant to purchase Common Stock (a “Warrant”) outstanding immediately prior to the Effective Time shall become exercisable for the right to receive the $6.00 per share merger consideration.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement contains customary representations and warranties of the Company, Parent and Purchaser made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Parent and Purchaser and may be subject to important qualifications and limitations agreed to by the Company, Parent and Purchaser in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes allocating risk among the Company, Parent and Purchaser rather than establishing matters as facts.

Amendment of Rights Agreement

The disclosure in Item 3.03 below the heading “Amendment of Rights Agreement” is incorporated in this Item 1.01 by reference. American Stock Transfer & Trust Company, LLC is the transfer agent for the Common Stock.

Amendment of Purchase Agreement

The disclosure in Item 3.03 below the heading “Amendment of Purchase Agreement” is incorporated in this Item 1.01 by reference.

Amendment of Collaborative Research and License Agreement

The Company has entered into an amendment to the Collaborative Research and License Agreement dated as of August 13, 2007, by and between the Company and Parent, as amended on September 17, 2009 and September 21, 2010 (the “Collaboration Amendment”) attached as Exhibit 10.1 hereto. The Collaboration Amendment provides that Parent will only be obligated to pay the Company milestone payments and notify the Company of the achievement of any Development Events (as defined in the Collaboration Amendment) under the Collaborative Research and License Agreement in the event that the Merger Agreement is terminated and the milestones are met, at which time any such milestones shall be payable together with interest from the date they would otherwise have been payable. In the event that the Collaboration Research and License Agreement is terminated prior to any termination of the Merger Agreement, Parent shall not be relieved of an obligation to make a milestone payment otherwise due and payable without regard to the Collaboration Amendment. The foregoing description of the Collaboration Amendment does not purport to be complete and is qualified in its entirety by reference to the Collaboration Amendment.

NOTICE TO INVESTORS

The Offer for the outstanding Common Stock referred to in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Common Stock will be made pursuant to an offer to purchase and related materials that Purchaser intends to file with the SEC. At the time the Offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the Offer. The Schedule TO (including the related Offer to Purchase, Letter of Transmittal and other offer documents) and the Schedule 14D-9 will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at www.icagen.com.

Item 3.03. Material Modification of Rights of Security Holders.

Amendment of Rights Agreement

On July 20, 2011, prior to the execution of the Merger Agreement, the Board approved an amendment (the “Rights Amendment”) to the Rights Agreement dated December 2, 2008, by and between the Company and American Stock Transfer & Trust Company LLC, as Rights Agent (the “Rights Agreement”). The Rights Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Top-Up Option, the Merger Agreement, the Voting Agreement and each of the transactions contemplated thereby. Specifically, the Rights Amendment provides that none of (i) the approval, execution, delivery, performance or public announcement of the Merger Agreement (including any amendments thereto), (ii) the public announcement of the Offer, (iii) the commencement of the Offer or the purchase of Common Stock pursuant to the Offer, (iv) the consummation or public announcement of the Merger and other transactions contemplated by the Merger Agreement, (v) the Top Up Option or (vi) the approval, execution, delivery, performance or public announcement of the Voting Agreement will result in either Parent and its subsidiaries (including Purchaser) or associates being deemed an “Acquiring Person” (as such term is defined in the Rights Agreement) or give rise to any event that would result in the occurrence of a “Stock Acquisition Date” or a “Distribution Date” (as those terms are defined in the Rights Agreement). The Rights Amendment also provides that the rights shall expire immediately prior to the Effective Date (as defined in the Merger Agreement), if the Rights Agreement has not otherwise terminated.

The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Amendment of Purchase Agreement

On July 20, 2011, prior to the execution of the Merger Agreement, the Board approved an amendment (the “Purchase Amendment”) to the Purchase Agreement dated August 7, 2007, by and between the Company and Parent (the “Purchase Agreement”). The Purchase Amendment, among other things, permits Parent to vote, or cause to be voted, all of the shares of Common Stock beneficially owned by Parent or any of its subsidiaries (including Purchaser) in favor of the Merger and the adoption of the Merger Agreement.

The foregoing description of the Purchase Amendment does not purport to be complete and is qualified in its entirety by reference to the Purchase Amendment, a copy of which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On July 20, 2011, the Company issued a press release announcing the Offer and the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger, uncertainties as to how many of the Company’s stockholders will tender their stock in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by the Company, as well as the Offer documents to be filed by Purchaser and the Schedule 14D-9 to be filed by the Company. All of the materials related to the Offer (and all other Offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at www.icagen.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 20, 2011, among the Company, Pfizer Inc., and Eclipse Acquisition Corp.[1]

4.1	Amendment No. 1 to Rights Agreement, dated as of July 20, 2011, between the Company and American Stock Transfer & Trust Company LLC.

4.2	Amendment to Purchase Agreement, dated as of July 20, 2011, by and between Company and Pfizer Inc.

10.1	Amendment to Collaborative Research and License Agreement dated as of July 20, 2011, by and between the Company and Pfizer Inc..

99.1	Press Release entitled “Pfizer Announces Definitive Agreement to Acquire Icagen” issued by the Company on July 20, 2011.

[1]	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: July 20, 2011	By:	/s/ P. Kay Wagoner, Ph.D.
P. Kay Wagoner, Ph.D.
President and Chief Executive Officer